UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 9, 2012

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

NEWS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-32352	26-0075658
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

During the first quarter of fiscal 2013, News Corporation (the “Company”) adopted Accounting Standards Update 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income” (“ASU 2011-05”). The Company is filing this Current Report on Form 8-K to reflect the adoption of ASU 2011-05 to the financial information for the periods included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012 filed with the United States Securities and Exchange Commission (the “SEC”) on August 14, 2012 and amended on October 1, 2012 (the “2012 Form 10-K”). ASU 2011-05 requires an entity to present total comprehensive income, the components of net income and the components of other comprehensive income in either a single continuous statement of comprehensive income or in two separate but consecutive statements. The Company elected to present the components of net income and other comprehensive income in two separate, but consecutive, statements.

The following presents the adoption of ASU 2011-05 in each of the fiscal years ended June 30, 2012, 2011 and 2010.

Consolidated Statements of Comprehensive (Loss) Income

(in millions)

	For the years ended June 30,
	2012	2011	2010

Net income	$1,407	$2,894	$2,644
Other comprehensive (loss) income:
Foreign currency translation adjustments	(1,094)	1,908	(250)
Unrealized holding (losses) gains on securities	(11)	88	49
Benefit plan adjustments	(511)	54	(208)

Other comprehensive (loss) income	(1,616)	2,050	(409)

Comprehensive (loss) income	(209)	4,944	2,235

Less: Net income attributable to noncontrolling interests(a)	(228)	(155)	(105)
Less: Other comprehensive income attributable to noncontrolling interests(b)	5	(15)	2

Comprehensive (loss) income attributable to News Corporation stockholders	$(432)	$4,774	$2,132

(a)

Net income attributable to noncontrolling interests includes $75 million, $24 million and $9 million relating to redeemable noncontrolling interests for the years ended June 30, 2012, 2011 and 2010, respectively.

(b)

Other comprehensive income attributable to noncontrolling interests includes nil, $1 million and $(3) million relating to redeemable noncontrolling interests for the years ended June 30, 2012, 2011 and 2010, respectively.

Supplemental Condensed Consolidating Statement of Operations

For the year ended June 30, 2012

(in millions)

	News America Incorporated	News Corporation	Non-Guarantor	Reclassifications and Eliminations	News Corporation and Subsidiaries

Revenues	$1	$—	$33,705	$—	$33,706
Expenses	(416)	—	(30,916)	—	(31,332)
Equity earnings (losses) of affiliates	(5)	—	735	—	730
Interest expense, net	(1,499)	(396)	(14)	875	(1,034)
Interest income	4	7	999	(875)	135
Earnings (losses) from subsidiary entities	127	1,630	—	(1,757)	—
Other, net	327	(62)	(258)	—	7

Income (loss) before income tax expense	(1,461)	1,179	4,251	(1,757)	2,212
Income tax (expense) benefit	532	—	(1,547)	210	(805)

Net income (loss)	(929)	1,179	2,704	(1,547)	1,407
Less: Net income attributable to noncontrolling interests	—	—	(228)	—	(228)

Net income (loss) attributable to News Corporation stockholders	$(929)	$1,179	$2,476	$(1,547)	$1,179

Comprehensive income (loss) attributable to News Corporation stockholders	$(966)	$(432)	$1,204	$(238)	$(432)

Supplemental Condensed Consolidating Statement of Operations

For the year ended June 30, 2011

(in millions)

	News America Incorporated	News Corporation	Non-Guarantor	Reclassifications and Eliminations	News Corporation and Subsidiaries

Revenues	$1	$—	$33,404	$—	$33,405
Expenses	(399)	—	(28,469)	—	(28,868)
Equity earnings (losses) of affiliates	(6)	—	468	—	462
Interest expense, net	(1,435)	(1,109)	(19)	1,597	(966)
Interest income	73	8	1,642	(1,597)	126
Earnings (losses) from subsidiary entities	672	3,924	—	(4,596)	—
Other, net	250	(84)	(148)	—	18

Income (loss) from continuing operations before income tax expense	(844)	2,739	6,878	(4,596)	4,177
Income tax (expense) benefit	208	—	(1,694)	457	(1,029)

Income (loss) from continuing operations	(636)	2,739	5,184	(4,139)	3,148
Loss on disposition of discontinued operations, net of tax	—	—	(254)	—	(254)

Net income (loss)	(636)	2,739	4,930	(4,139)	2,894
Less: Net income attributable to noncontrolling interests	—	—	(155)	—	(155)

Net income (loss) attributable to News Corporation stockholders	$(636)	$2,739	$4,775	$(4,139)	$2,739

Comprehensive income (loss) attributable to News Corporation stockholders	$(682)	$4,774	$7,855	$(7,173)	$4,774

Supplemental Condensed Consolidating Statement of Operations

For the year ended June 30, 2010

(in millions)

	News America Incorporated	News Corporation	Non-Guarantor	Reclassifications and Eliminations	News Corporation and Subsidiaries

Revenues	$1	$—	$32,777	$—	$32,778
Expenses	(323)	—	(28,749)	—	(29,072)
Equity earnings of affiliates	2	—	446	—	448
Interest expense, net	(4,256)	(743)	(10)	4,018	(991)
Interest income	6	—	4,103	(4,018)	91
Earnings (losses) from subsidiary entities	1,744	3,283	—	(5,027)	—
Other, net	644	(1)	(169)	(405)	69

Income (loss) before income tax expense	(2,182)	2,539	8,398	(5,432)	3,323
Income tax (expense) benefit	446	—	(1,716)	591	(679)

Net income (loss)	(1,736)	2,539	6,682	(4,841)	2,644
Less: Net income attributable to noncontrolling interests	—	—	(105)	—	(105)

Net income (loss) attributable to News Corporation stockholders	$(1,736)	$2,539	$6,577	$(4,841)	$2,539

Comprehensive income (loss) attributable to News Corporation stockholders	$(1,638)	$2,132	$7,456	$(5,818)	$2,132

Except as specifically noted herein, this Current Report on Form 8-K does not reflect events or developments that occurred after August 14, 2012, and does not modify or update the disclosures in any significant way other than as described above. Without limiting the foregoing, this Current Report on Form 8-K does not purport to update, amend or restate the information contained in the Company’s 2012 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in the Company’s Form 10-Q for the three months ended September 30, 2012 and other filings with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the Company’s 2012 Form 10-K, its Form 10-Q for the three months ended September 30, 2012 and other documents filed by the Company with the SEC subsequent to August 14, 2012.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

101	Documents formatted in eXtensible Business Reporting Language (XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/s/ Janet Nova
Janet Nova
Senior Vice President and Deputy General Counsel

Dated: November 9, 2012

Exhibit Index

Exhibit Number	Description

101	Documents formatted in eXtensible Business Reporting Language (XBRL).